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                                                             EXHIBIT 23





CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement No. 333-76433 of General Motors Corporation on Form S-8 of our report dated June 2, 2000 appearing in this Annual Report on Form 11-K of The GMAC Mortgage Corporation Savings Incentive Plan for the year ended December 31, 1999.





/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Detroit, Michigan
June 27, 2000









































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